CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Hartford Funds Exchange-Traded Trust (the “Registrant”) does hereby certify, to such officer’s knowledge, that:

The semi-annual report on Form N-CSR of the Registrant for the period ended January 31, 2018 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 8, 2019	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: April 8, 2019	By:	/s/ Amy N. Furlong
Amy N. Furlong, Treasurer (Principal Financial Officer and Principal Accounting Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Securities and Exchange Commission.